EXHIBIT 99.2

CAUTIONARY STATEMENTS FORWARD LOOKING STATEMENTS  This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and industry in general, investment activity, including unlevered IRRs, LTV’s and yields, pro forma capitalization and guidance for financial results for the fourth quarter of 2020, including the Company's estimated core earnings, dividend per common share and dividend coverage ratio for the fourth quarter of 2020. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the ultimate geographic spread, duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those specifically described in our Registration Statement on Form S-11 and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Registration Statement on Form S-11 and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements   NON-GAAP FINANCIAL MEASURES  This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measure used within this presentation is core earnings. Core earnings is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. We use core earnings to evaluate our performance which excludes the effects of certain GAAP adjustments and transactions that we believe are not indicative of our current operations and loan performance. We believe providing core earnings as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance. We also use core earnings as a component of the management fee paid to our Manager. Core earnings should not be considered as an alternative or substitute to net income (loss). Our computation of core earnings may not be comparable to core earnings reported by other REITs.   ADDITIONAL INFORMATION For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, www.nexpointfinance.com, under the "Investor Relations" tab.

NEXPOINT REAL ESTATE FINANCE

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT ("mREIT"), with its shares listed on the New York Stock Exchange. The company primarily concentrates on investments in real estate sectors where its senior management team has operating expertise, including in the multifamily, single-family rental ("SFR"), and self-storage, predominantly in the top 50 metropolitan statistical areas. The Company targets lending or investing in properties that are stabilized or have a "light-transitional" business plan.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

27.4%
DISCOUNT TO BOOK[1]

11.9%
IMPLIED DIVIDEND YIELD[2]

8.6%
INSIDER OWNERSHIP[3]

NREF Total Return[4]



10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20

(1) BASED ON SEPTEMBER 30, 2020 BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY AND THE SHARE PRICE AS OF CLOSE OF TRADING OCTOBER 28, 2020
(2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE ANNOUNCED 4Q DIVIDEND OF $0.40 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON OCTOBER 28, 2020
(3) AS OF THE CLOSE OF TRADING OCTOBER 28, 2020
(4) TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING OCTOBER 28, 2020

3

3Q 2020 HIGHLIGHTS SEE “RECONCILIATIONS” SLIDE AS OF OCTOBER 28, 2020 LOAN TO VALUE IS GENERALLY BASED ON THE INITIAL LOAN AMOUNT DIVIDED BY THE AS –IS APPRAISED VALUE AS OF THE DATE THE LOAN WAS ORIGINATED OR BY THE CURRENT PRINCIPAL AMOUNT AS OF THE DATE OF THE MOST RECENT AS-IS APPRAISED VALUE. FOR OUR CMBS B-PIECES, LTV IS BASED ON THE WEIGHTED AVERAGE LTV OF THE UNDERLYING LOAN POOL. BASED ON ACTUAL COLLATERAL POSTED Net income of $11.5MM, with net income attributable to common stockholders of $2.9MM, or $0.52 per diluted common share Core earnings of $2.3MM, or $0.42 per diluted common share1 Book value of $351.5MM, or $18.48 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A Preferred Stock; a 0.82% increase over 2Q 2020 book value on a per share basis Paid a 3Q 2020 dividend of $0.40 per common share on September 30, 2020 Announced 4Q 2020 dividend of $0.40 per common share to be paid on December 31, 2020 Outstanding total portfolio of $1.46B, comprised of 62 investments2 SFR and multifamily represent 97.2% of our portfolio, with the remainder being self-storage Weighted average loan to value (“LTV”)3 and debt service coverage ratio (“DSCR”) on our SFR, CMBS, CMBS IO strips, preferred and mezz investments are 68.2% and 1.91x2 On July 30, 2020, we purchased a floating rate Freddie Mac K-Series B-Piece with a current yield of 1-Month LIBOR plus 900bps On August 6, 2020, we purchased a fixed rate Freddie Mac K-Series B-Piece and interest only strips, with an estimated current yield of approximately 6.6% On October 20, 2020, we purchased a portfolio of 18 mezzanine loans, collateralized by multifamily properties, for $99.9MM plus purchased accrued interest of $0.3 million with an estimated IRR of 17.3% As of October 23, 2020, there are no loans currently in forbearance in our portfolio vs 1 (CMBS) and 9 (SFR) loans that were in forbearance, representing 2.0% of our total investment portfolio on a consolidated basis, on August 5, 2020 PORTFOLIO As of September 30, 2020, the Company’s debt to book value ratio was 2.43x Secured credit facility, matched in structure and duration of the underlying SFR loans, with a weighted average remaining term of 7.6 years as of September 30, 2020 On July 24, 2020, NREF closed it’s Series A Cumulative Redeemable Preferred Stock (NYSE:NREF PRA) offering netting the Company $46.0MM of cash to deploy in highly accretive new investments On October 15, 2020, NREF issued $36.5MM in senior unsecured notes with an interest rate of 7.5% As of October 28, 2020, outstanding repo financing was $159.4MM, which equates to 49.7% advance rate on our CMBS B-Piece and IO Strip portfolio4 As of October 28, 2020, NREF had purchased 236,597 shares of its common stock through the Company’s share repurchase program at an average price of $14.72/share, representing an average discount to 3Q book value of 20.3%. CAPITALIZATION FINANCIAL

3Q 2020 FINANCIAL SNAPSHOT Net interest income of $4.4MM, a decrease of 4.3% over 2Q 2020 Net income of $11.5MM, with net income attributable to common stockholders of $2.9MM, or $0.52 per diluted common share; compared to net income attributable to common stockholders of $5.3MM, or $1.00 per diluted common share in 2Q 2020 Core earnings of $2.3MM, or $0.42 per diluted common share; compared to $0.37 per diluted common share in 2Q 2020 BV per common share including redeemable NCI in the Operating Partnership increased 0.82% to $18.48/share, from $18.33/share at the end of the second quarter 2020 $8.7MM net unrealized gain1 in 3Q 2020 due to mark-to-market movement in the CMBS B-Piece and CMBS IO Strips portfolios Earnings and Book Value (8.28%) 3.44% 0.82% NET UNREALIZED GAIN INCLUDES APPROXIMATLY $5.0 MILLION OF NET INTEREST INCOME FROM CONSOLIDATED CMBS TRUSTS AND APPROXIMATLY $3.7 MILLION OF UNREALIZED MARK TO MARKET GAINS.

3Q 2020 FINANCIAL SNAPSHOT NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 4Q 2020 IS ESTIMATED TO BE $2.7MM AND $2.8MM AT THE MID-POINT, RESPECTIVELY. SEE “RECONCILIATIONS” SLIDES. NREF CLOSED ITS IPO ON FEBRUARY 11, 2020, AS SUCH, THE QUARTER OVER QUARTER CHANGE SHOWN IN 2Q 2020 IS CALCULATED USING 2Q 2020 CORE EARNINGS PER SHARE DIVIDED BY THE 1Q 2020 STUB PERIOD CORE EARNINGS PER SHARE 3Q dividend of $0.40/common share was paid September 30, 2020 3Q 2020 core earnings per diluted common share was $0.42, an increase of 13.5% over 2Q 2020 reported core earnings per diluted common share 3Q core earnings dividend coverage ratio was 1.05x 4Q 2020 core earnings per diluted common share is projected to be $0.51 at the mid-point1 , an estimated increase of 21.4% over 3Q 2020 reported core earnings per diluted common share 4Q 2020 dividend per common share of $0.40 to be paid on December 31, 2020 Estimated 4Q core earnings dividend coverage ratio is 1.28x Dividend and Core Earnings 0.93x Core Earnings/Share 1.05x 60.9%1 13.5% 1.05x 1.28x 0.93x 21.4%

PORTFOLIO COMMENTARY

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, mezzanine debt, preferred equity and preferred stock investments in short-duration lease-term assets (multifamily, SFR, self-storage) that are geographically diverse in the United States. The portfolio has no exposure to construction loans, heavy transitional loans, land loans or for-sale loans. As of October 28, 2020, there are no loans currently in forbearance in our portfolio vs 1 (CMBS) and 9 (SFR) loans that were in forbearance, representing 2.0% of our total investment portfolio on a consolidated basis, on August 5, 2020.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Annual defaults have breached 1.0% of loans outstanding only three times since 1994[1]
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
- Since 2009 and through August 2020, there have been $18.8MM in losses on $383B of combined issuance[2]
- As of September 25, 2020, $7.5B of outstanding UPB, representing 2.4% of total securitized UPB, have entered into forbearance[3]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 7.6 years of average weighted term to maturity and a 250 bps interest rate spread[4]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Limited human interaction and low costs should help the self-storage sector during current unprecedented times
- Historically, self-storage has outperformed other real estate asset types during economic downturns

8.0	99.0%	68.2%	1.9x
YEARS AVERAGE REMAINING TERM[5]	OF PORTFOLIO STABILIZED[5]	WEIGHTED AVERAGE LOAN TO VALUE[5]	WEIGHTED AVERAGE DSCR[5]

(1) FREDDIE MAC; 2019
(2) FREDDIE MAC; AUGUST 2020
(3) SEPTEMBER (2020) SECURITIZATION FORBEARANCE REPORT – FREDDIE MAC
(4) AS OF SEPTEMBER 30, 2020
(5) AS OF SEPTEMBER 30, 2020 AND EXCLUDING THE PREFERRED STOCK (JCAP SERIES A PREFERRED)

7

PORTFOLIO COMMENTARY AS OF SEPTEMBER 30, 2020 AND INCLUDING THE 18 MEZZANINE LOANS CLOSED OCTOBER 20, 2020 AS A % OF OUTSTANDING PRINCIPAL AS OF SEPTEMBER 30, 2020 INCLUDING THE 18 MEZZ LOANS CLOSED OCTOBER 20, 2020 AND EXCLUDING THE PREFERRED STOCK (JCAP SERIES A PREFERRED) Diverse geographic exposure with the majority of the portfolio located in the Southeast and Southwest Strategically focused on short-duration lease-term property types, with SFR and multifamily consisting of 58.9% and 38.3% of the portfolio, respectively1 Majority of the portfolio invested in first mortgages and CMBS B-Pieces1 Geographic and Asset Type Exposure $1.46B CURRENT PRINCIPAL1 GA 30% FL 19% TX 10% 3% MN LESS THAN 2.0% OF TOTAL 3% AL 3% AZ 3% NJ GEOGRAPHIC EXPOSURE2 68.2% WEIGHTED AVG LTV1 5% MD

PRO FORMA CAPITALIZATION ESTIMATED AS OF OCTOBER 28, 2020 AND GIVING EFFECT TO THE $59.9MM OF ADDITIONAL FREDDIE MAC FINANCING USED TO ACQUIRE THE 18 MEZZANINE LOANS , THE $36.5MM OF SENIOR UNSECURED NOTES ISSUED BY THE COMPANY AND PAYDOWN ON THE MASTER REPURCHASE AGREEMENTS OF APPROXIMATELY $824K AFTER SEPTEMBER 30, 2020. SEE “RECONCILIATIONS” SLIDES. AS OF SEPTEMBER 30, 2020. MARKET VALUE OF CMBS PORTFOLIO AS OF OCTOBER 28, 2020 $159.4MM REPO FINANCING1 $786.9MM SENIOR CREDIT FACILITY2 $1.04B TOTAL DEBT1 _____________________ 6.4 YEARS WEIGHTED AVERAGE TERM OF DEBT 84.7% OF TOTAL DEBT IS FIXED AND IS NOT SUBJECT TO MARK-TO-MARKET1 MOVEMENTS 15.3% OF TOTAL DEBT IS FLOATING AND IS SUBJECT TO MARK-TO-MARKET1 2.68x DEBT TO BOOK VALUE OF EQUITY 1 $86.3MM BOOK VALUE OF COMMON2 $265.2MM BOOK VALUE OF REDEEMABLE NONCONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP1 $351.5M TOTAL BOOK VALUE OF EQUITY1 $161MM IMPLIED EQUITY VALUE IN CMBS PORTFOLIO 49.7% LTV1 $320MM MARKET VALUE OF CMBS PORTFOLIO3 REPO Financing on CMBS Portfolio $37.5MM BOOK VALUE OF SERIES A PREFERRED1 PERPETUAL AND CALLABLE AFTER YEAR 5 2.48% WEIGHTED AVERAGE COST OF DEBT1 $36.5MM UNSECURED NOTES1 $59.9MM MEZZ LOAN FINANCING1

RECENT TRANSACTION: FLOATING-RATE CMBS B-PIECE

Collateral Pool Summary[1]

Underlying Pool Balance:	$896 million
Weighted Avg Mortgage Interest Rate:	1-Month LIBOR + 2.1%
Interest Only DSCR[2]:	2.3x
Average Loan to Value:	65.2%
Number of Properties:	42
Number of Units:	9,435
Weighted Avg Occupancy:	95%
Weighted Avg Rent/Unit:	$1,166
Total Appraised Value:	$1.4 billion
Geographic Distribution:	



Other (<4% of Total)
9.4%
TX
22.9%
AZ
20.4%
FL
14.0%
GA
10.7%
NV
9.9%
WA
7.5%
CA
5.1%
$896MM
UNDERLYING POOL BALANCE

SAMPLE FREMF K- SERIES SECURITIZATION – PRO RATA PAY



$896MM
Floating Rate
Pool of Mortgages
Guaranteed Certificate
Class A
Unguaranteed
Certificate
Class D
Last
First
Loss Position
Cash Flows
First
Last

B-Piece Summary[1]

Payment Structure:	Floating-rate with current pay
Purchase Price/Par Value:	$67MM / $67MM
% of Securitization:	7.5%
Current Yield[3]:	1-Month LIBOR + 9.0%
Unlevered IRR[4]:	10.6%
Expected Term to Maturity:	6.5 years

(1) BASED ON JULY 1, 2020 CUT-OFF DATE.
(2) CALCULATED USING UNDERWRITTEN NET CASH FLOW
(3) INVESTMENT HAS A 0% FLOOR
(4) CALCULATED USING PROJECTED CASH FLOWS

10

RECENT TRANSACTION: FIXED-RATE CMBS INVESTMENT Collateral Pool Summary1 Underlying Pool Balance: $1.5B Weighted Avg Mortgage Interest Rate: 3.22% Interest Only DSCR4: 2.2x Average Loan to Value: 69.0% Number of Properties: 62 Number of Units: 13,071 Weighted Avg Occupancy: 93.1% Weighted Avg Rent/Unit: $1,467 Total Appraised Value: $2.1B Geographic Distribution1: Investment Summary1 Purchase Price Current Yield2 BEY3 LTV Term (Years) Tranche Structure Par Value $ % of Par D P/O $109MM $36MM 33% - 11.4% 69.0% 9.8 X2A I/O N/A $9MM N/A 13.0% 4.4% 56.2% 9.5 X2B I/O N/A $2MM N/A 14.0% 6.9% 69.0% 9.8 X3 I/O N/A $25MM N/A 13.3% 5.2% 69.0% 9.8 Total / Wtd. Avg. $72MM 6.6% 8.3% 67.4% 9.8 BASED ON AUGUST 1, 2020 CUT-OFF DATE. WEIGHTED AVERAGES BASED ON PURCHASE PRICE. CURRENT YIELD CALCULATED USING PURCHASE PRICE. CALCULATED USING THE SUM OF THE PROJECTED CASH FLOWS FOR EACH TRANCHE. CALCULATED USING UNDERWRITTEN NET CASH FLOW. $112M Balance Class D Tranche Breakdown1 Last First Loss Position Cash Flows SAMPLE FREMF K- SERIES SECURITIZATION – SEQUENTIAL PAY First Last $1.5B UNDERLYING POOL BALANCE $1.5B Floating Rate Pool of Mortgages Unguaranteed Certificate Class D Guaranteed Certificate Class A-1 and A-2 Guaranteed Certificate Class A-1 and A-2 $36MM Purchase Price Principal Only

RECENT TRANSACTION: MEZZANINE LOAN PORTFOLIO

Investment Summary[1]

		% LTV	DSCR	YIELD[2]	TERM (YEARS)
First Mortgages	$745MM	73.6%	1.6x	4.3%	9.6
Mezzanine	$99MM	83.4%	1.4x	7.5%	9.6
Borrower Equity	$168MM	100.0%	N/A	N/A	N/A
Total / Wtd. Avg.	**$1.01B**	**100.0%**	**1.4x**	**4.7%**	**9.5**
NREF EQUITY	**$39MM**	**83.4%**	**1.4x**	**17.3%**	**9.5**

Tranche Breakdown[1]



$1.01B
Multifamily Appraised Value
$168MM
Borrower Equity
$99MM
Mezzanine
$39.9MM
NREF Equity
$59.9MM
Seller Financing
$745MM
Pool of Mortgages
Last
First
Cash Flows
Loss Position
First
Last

FOR ILLUSTRATIVE PURPOSES ONLY

Collateral Pool Summary[1]

Underlying Mezzanine Loan Balance:	$98MM
Weighted Avg Mezzanine Interest Rate:	7.5%
Weighted Avg Blended Interest Rate	4.7%
Interest Only DSCR[3]:	1.4x
Average Loan to Value:	83.4%
Number of Properties:	18
Number of Units:	6,640
Weighted Avg Occupancy:	93.6%
Total Appraised Value:	$1.0B
Implied Cap Rate Through the Mezz[5]:	6.4%
Geographic Distribution[1]:	



Other (< 3.5% of total)
7.9%
FL
3.8%
DE
5.6%
NJ
5.7%
IA
7.0%
IL
7.0%
PA
14.6%
MD
48.5%
$97.9m
UNDERLYING BALANCE

(1) BASED ON JUNE 30, 2020 CUT-OFF DATE. WEIGHTED AVERAGES BASED ON PURCHASE PRICE.
(2) YIELD CALCULATED USING PURCHASE PRICE FOR NREF EQUITY BASED ON EXPECTED CASH FLOWS.
(3) CALCULATED USING MOST RECENT NET CASH FLOW AS OF JUNE 30, 2020.
(4) EXCLUSIVE OF TRANSACTION FEES AND PURCHSE PREMIUMS WHICH IS ESTIMATED TO BE ~$2.8MM.
(5) ASSUMES TTM NOMINAL NET OPERATING INCOME AS OF JUNE 30, 2020 DIVIDED BY TOTAL OF SENIOR MORTGAGE & MEZZANINE LOAN BALANCE

12

APPENDICES INTENTIONALLY LEFT BLANK

APPENDIX: PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700	$83,514	4.65%	7.9	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	62,023	10,104	4.95%	8.4	65.0%	
3	Senior Loan	Various	SFR	2/11/2020	51,362	8,213	4.74%	5.0	54.2%	
4	Senior Loan	Various	SFR	2/11/2020	38,281	6,368	5.55%	8.1	73.1%	
5	Senior Loan	Various	SFR	2/11/2020	17,272	2,871	5.61%	8.3	64.6%	
6	Senior Loan	Various	SFR	2/11/2020	15,300	2,381	5.46%	3.1	55.8%	
7	Senior Loan	Various	SFR	2/11/2020	12,291	2,019	5.54%	8.0	66.8%	
8	Senior Loan	Various	SFR	2/11/2020	10,635	1,768	5.60%	8.2	73.3%	
9	Senior Loan	Various	SFR	2/11/2020	10,552	1,726	5.30%	7.9	69.8%	
10	Senior Loan	Various	SFR	2/11/2020	10,219	1,701	5.72%	8.2	65.5%	
11	Senior Loan	Various	SFR	2/11/2020	10,611	1,692	5.35%	7.3	71.9%	
12	Senior Loan	Various	SFR	2/11/2020	10,523	1,677	4.72%	5.4	63.2%	
13	Senior Loan	Various	SFR	2/11/2020	9,621	1,595	6.10%	8.0	72.4%	
14	Senior Loan	Various	SFR	2/11/2020	9,228	1,523	5.88%	8.3	56.4%	
15	Senior Loan	Various	SFR	2/11/2020	8,257	1,372	5.85%	8.1	71.8%	
16	Senior Loan	Various	SFR	2/11/2020	7,870	1,307	5.47%	8.3	56.2%	
17	Senior Loan	Various	SFR	2/11/2020	7,744	1,268	5.34%	8.3	73.4%	
18	Senior Loan	Various	SFR	2/11/2020	7,591	1,243	5.08%	7.8	56.4%	
19	Senior Loan	Various	SFR	2/11/2020	6,807	1,111	5.46%	8.4	71.5%	
20	Senior Loan	Various	SFR	2/11/2020	6,357	1,054	5.47%	8.1	73.2%	
21	Senior Loan	Various	SFR	2/11/2020	6,676	1,045	4.83%	3.3	68.4%	
22	Senior Loan	Various	SFR	2/11/2020	6,556	1,017	5.79%	2.9	57.3%	
23	Senior Loan	Various	SFR	2/11/2020	5,760	954	5.99%	8.2	70.0%	
24	Senior Loan	Various	SFR	2/11/2020	5,658	931	5.24%	8.0	57.2%	
25	Senior Loan	Various	SFR	2/11/2020	5,594	865	5.33%	2.8	66.7%	
26	Senior Loan	Various	SFR	2/11/2020	5,357	880	5.46%	8.3	73.4%	
27	Senior Loan	Various	SFR	2/11/2020	4,736	773	5.35%	8.3	74.0%	
	Total SFR				**861,580**	**140,972**	**4.91%**	**7.6**	**66.8%**	

*SEE FOOTNOTES ON FOLLOWING PAGE

APPENDIX: PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$74,472[5]	$33,895	6.15%[6]	5.4	65.4%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	53,623[5]	27,548	6.15%[6]	6.2	65.6%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999[5]	26,817	3.62%[7]	9.4	63.8%	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	67,161[5]	30,221	9.15%[8]	6.7	65.2%	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643[5]	15,743	NA	9.7	69.0%	
	Total CMBS B-Pieces				385,898[5]	134,224	4.40%	7.8	66.1%	
1	CMBS IO Strip	Various	Multifamily	4/15/2020	$858[9]	$305	3.52%	16.3	61.5%	
2	CMBS IO Strip	Various	Multifamily	4/15/2020	735[9]	284	3.03%	17.2	65.3%	
3	CMBS IO Strip	Various	Multifamily	5/18/2020	2,461[9]	854	2.09%	26.0	66.2%	
4	CMBS IO Strip	Various	Multifamily	8/6/2020	8,954[9]	3,490	0.10%	9.7	69.0%	
5	CMBS IO Strip	Various	Multifamily	8/6/2020	1,889[9]	726	0.10%	9.7	69.0%	
6	CMBS IO Strip	Various	Multifamily	8/6/2020	24,847[9]	8,386	3.09%	27.7	69.0%	
	Total CMBS IO Strip				**39,744**	**14,045**	**2.22%**	**22.2**	**68.6%**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$7,500	7,500	11.00%[10]	2.8	79.3%	
2	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,815	7.59%	8.7	89.4%	
3	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,896	7.71%	10.5	84.9%	
4	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,235	7.42%	10.8	84.8%	
5	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	3,921	7.42%	10.8	84.3%	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,015	7.42%	10.8	80.3%	
7	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,786	7.53%	8.3	71.0%	
8	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,260	7.33%	8.6	81.1%	
9	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,232	7.50%	8.6	89.3%	
10	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,636	7.89%	8.1	79.2%	
11	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,510	7.83%	8.0	86.3%	
12	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,477	7.42%	10.8	83.3%	
13	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,350	6.91%	8.8	80.3%	
14	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,224	7.32%	10.8	83.1%	
15	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,175	7.89%	8.1	81.6%	

*SEE FOOTNOTES ON FOLLOWING PAGE

APPENDIX: PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
16	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	871	7.74%	8.0	83.1%	
17	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	612	7.22%	10.8	78.6%	
18	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	486	7.71%	8.4	75.5%	
19	Mezzanine	Vancouver, WA	Multifamily	10/20/2020	1,082	441	8.70%	10.1	84.3%	
	Total Mezzanine				**105,399**	**47,442**	**7.78%**	**9.2**	**83.1%**	
1	Preferred Equity	Jackson, MS	Multifamily	2/11/2020	$5,056	$5,285	12.50%	7.2	75.6%	
2	Preferred Equity	Corpus Christi, TX	Multifamily	2/11/2020	3,821	3,959	15.25%	1.8	56.1%	
3	Preferred Equity	Columbus, GA	Multifamily	2/11/2020	10,000	9,783	11.50%	4.8	85.6%	
4	Preferred Equity	Houston, TX	Multifamily	5/29/2020	10,000	10,000	11.00%[11]	9.6	84.4%	
	Total Preferred Equity				**28,877**	**29,027**	**12.00%**	**6.5**	**79.5%**	
1	Preferred Stock	N/A	Self-Storage	2/11/2020	$41,254[11]	$41,517	13.10%	N/A	N/A	
	Portfolio Total				**$1,462,752**	**$407,227**	**5.57%**	**8.1**	**68.0%**	**2.01x**

(1) OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, THE MEZZANINE LOAN, PREFERRED EQUITY, AND PREFFERED STOCK AS WELL AS THE NET EQUITY OF OUR CMBS B-PIECE INVESTMENTS.
(2) NET EQUITY REPREESENTS THE CARRYING VALUE LESS BORROWRINGS.
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE.
(4) THE WEIGHTED AVERAGE LIFE IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE USED FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS HAVE NO STATED MATURITY DATE, AND REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET.
(5) THE CMBS B-PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS.
(6) FLOATING RATE CMBS B-PIECE YIELDS 1M LIBOR PLUS 600 BPS. AS OF SEPTEMBER 30, 2020, 1M LIBOR WAS 0.1483%.
(7) FIXED RATE CMBS B-PIECE HAS A BOND EQUIVALENT YIELD OF APPROXIMATELY 10.75%, WAC OF 3.62% AND CURRENT YIELD OF 6.10%.
(8) FLOATING RATE CMBS B-PIECE YIELDS 1M LIBOR PLUS 900BPS. AS OF SEPTEMBER 30, 2020, 1M LIBOR WAS 0.1483%
(9) CURRENT PRINCIPAL FOR CMBS IO STRIPS ARE SHOWN AS CURRENT COST
(10) MEZZANINE INVESTMENT IS FIXED AND PAYS 6.5% CURRENT INTEREST, PAID MONTHLY, WITH THE REMAINING 4.50% ACCRUING AND DUE AT MATURITY
(11) PREFERRED STOCK CONSISTS OF JCAP SERIES A PREFERRED.

16

APPENDIX: 3Q 2020 FINANCIAL SUMMARY Balance Sheet Income Statement For the three months ended September 30, 2020 June 30, 2020 Interest income $10,492 $9,821 Interest expense 6,102 5,216 Net interest income 4,390 4,605 Other income (loss) 10,039 17,057 Total operating expenses 2,888 2,389 Net income 11,541 19,273 Preferred stock dividends 874 - Net income attributable to redeemable NCI 7,805 14,003 Net income attributable to common stockholders $2,862 $5,270 Weighted average common shares outstanding, diluted 5,550 5,292 Net income per share, diluted $0.52 $1.00 September 30, 2020 December 31, 2019 Cash and cash equivalents $17,964 $- Accrued interest and dividends 6,838 - Loans, held-for-investment, net 36,527 - Preferred stock 41,517 - Mortgage loans, held-for-investment, net 927,632 - Mortgage loans held in variable interest entities, at fair value 5,094,579 - CMBS structured pass through certificates, at fair value 39,845 - Other Assets 749 - Total Assets $6,165,651 $- Secured financing agreements, net $786,939 $- Master repurchase agreements 160,212 - Accounts payable and other accrued liabilities 2,336 - Accrued interest payable 1,201 - Bonds payable held in variable interest entities, at fair value 4,825,943 - Total Liabilities 5,776,631 - Redeemable NCI in the Operating Partnership 265,155 - Total Stockholders Equity 123,865 - Total Liabilities and Stockholders’ Equity $6,165,651 $- Common shares outstanding 5,236 - Redeemable Sub OP units 13,787 - Combined book value per share $18.48 $- $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

APPENDIX: RECONCILIATIONS

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Core Earnings

	3Q 2020	2Q 2020	1Q 2020
Net income attributable to common stockholders	$2,862	$5,270	$(6,353)
Adjustments:			
Amortization of stock-based compensation	252	39	
Loan loss provision, net	(12)	23	59
Unrealized (gains) or losses	(777)	(3,387)	7,473
Core Earnings	**$2,325**	**$1,944**	**$1,179**
Weighted average common shares outstanding, basic	5,261	5,263	5,223
Weighted average common shares outstanding, diluted	5,550	5,292	5,223
Core earnings per diluted weighted average share	**$0.42**	**$0.37**	**$0.23**
Dividend per common share	**$0.40**	**$0.40**	**$0.22**

Reconciliation of Debt to Equity[1]

Credit facility[2]	$786,939
Master repurchase agreements[2]	160,212
Additional seller financing for mezz portfolio [1]	59,914
Senior unsecured notes[1]	36,500
Master repurchase agreements paydowns[1]	(824)
Total debt	**$1,042,741**
Series A preferred stock[2]	37,510
Redeemable NCI in the Operating Partnership[2]	265,155
Total stockholders equity[2]	86,355
Estimated Total Equity	**$351,510**
Estimated Total Equity including Series A preferred stock	**$389,020**
Debt to equity ratio	**2.68x**
Debt to equity excluding Series A preferred	**2.97x**

(1) AS OF OCTOBER 28, 2020 AND GIVING EFFECT TO THE $60MM OF ADDITIONAL FREDDIE MAC FINANCING USED TO ACQUIRE THE 18 MEZZANINE LOANS , THE $36.5MM OF SENIOR UNSECURED NOTES ISSUED BY THE COMPANY AND PAYDOWN ON THE MASTER REPURCHASE AGREEMENTS OF APPROXIMATELY $824K AFTER SEPTEMBER 30, 2020
(2) AS OF SEPTEMBER 30, 2020

18

APPENDIX: RECONCILIATIONS $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED Reconciliation of 4Q 2020 Net Income to Core Earnings Low Mid High For the three months ended December 31, 2020 December 31, 2020 December 31, 2020 Net income attributable to common stockholders $2,423 $2,533 $2,642 Adjustments: Amortization of stock based compensation 252 252 252 Core Earnings $2,675 $2,785 $2,894 Weighted average common shares outstanding, basic 5,171 5,171 5,171 Weighted average common shares outstanding, diluted 5,460 5,460 5,460 Core earnings per diluted weighted average share $0.49 $0.51 $0.53 4Q dividend $0.40 $0.40 $0.40 4Q dividend coverage ratio 1.23x 1.28x 1.33x

CONTACT NEXPOINT REAL ESTATE FINANCE (NYSE:NREF)  300 Crescent Court, Suite 700 Dallas, Texas 75201 Website: www.nexpointfinance.com Phone: 972.628.4100